UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 10, 2009
HCC INSURANCE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13403 Northwest Freeway Houston, Texas	77040-6094
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 690-7300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On November 10, 2009, HCC Insurance Holdings, Inc. (the “Company”) agreed to sell $300.0 million aggregate principal amount of its 6.300% Senior Notes due 2019 (the “notes”). The notes have been offered pursuant to the Prospectus Supplement, dated November 10, 2009, to the Prospectus dated March 23, 2009, filed as part of the Registration Statement on Form S-3 (No. 333-158164) that became effective when filed with the Securities and Exchange Commission on March 23, 2009.
     Underwriting Agreement
     On November 10, 2009, the Company entered into an underwriting agreement with Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC as representatives of the several underwriters named therein, with respect to the offer and sale of $300.0 million principal amount of the notes. A copy of the underwriting agreement is attached as Exhibit 1.1 hereto and incorporated herein by reference.
     Fourth Supplemental Indenture
     Attached as Exhibits 4.1 and 4.2 hereto and incorporated herein by reference are the Indenture relating to Senior Debt Securities, dated as of August 23, 2001, between the Company and First Union National Bank as trustee (the “Trustee”) (the “Indenture”), and the form of Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”), between the Company and U.S. Bank National Association, as successor trustee to Wachovia Bank, National Association as successor trustee to the Trustee, respectively.
Item 7.01. Regulation FD Disclosure.
     The Company issued a press release on November 10, 2009, announcing the pricing of the notes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 8.01. Other Events.
     The opinion of Haynes and Boone, LLP, issued to the Company regarding the validity of the notes is attached as Exhibit 5.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Title of Document
1.1	Underwriting Agreement, dated November 10, 2009 by and between the Company and Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, with respect to the issuance and sale of $300.0 million aggregate principal amount of the Company’s Senior Notes due 2019.

4.1	Indenture dated August 23, 2001 relating to the Notes, incorporated herein by reference to the Form 8-K filed August 24, 2001.

4.2	Form of Fourth Supplemental Indenture, relating to the Notes.

5.1	Opinion of Haynes and Boone, LLP

23.1	Consent of Haynes and Boone, LLP (included in Exhibit 5.1 filed herewith)

99.1	Press Release dated November 10, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.
By:	/s/ Randy D. Rinicella
Randy D. Rinicella
Senior Vice President and General Counsel

Dated: November 10, 2009
EXHIBIT INDEX

Exhibit
Number	Title of Document
1.1	Underwriting Agreement, dated November 10, 2009 by and between the Company and Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wells Fargo Securities LLC, with respect to the issuance and sale of $300.0 million aggregate principal amount of the Company’s Senior Notes due 2019.

4.1	Indenture dated August 23, 2001 relating to the Notes, incorporated herein by reference to the Form 8-K filed August 24, 2001.

4.2	Form of Fourth Supplemental Indenture, relating to the Notes.

5.1	Opinion of Haynes and Boone, LLP

23.1	Consent of Haynes and Boone, LLP (included in Exhibit 5.1 filed herewith)

99.1	Press Release dated November 10, 2009.